MUNIHOLDINGS
FUND II, INC.




FUND LOGO




Annual Report

July 31, 2000



MuniHoldings Fund II, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of the bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIHOLDINGS FUND II, INC.


The Benefits and
Risks of
Leveraging


MuniHoldings Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


MuniHoldings Fund II, Inc., July 31, 2000


DEAR SHAREHOLDER


For the 12-month period ended July 31, 2000, the Common Stock of MuniHoldings Fund II, Inc. earned $0.815 per share income dividends, which included earned and unpaid dividends of $0.063. This represents a net annualized yield of 6.54%, based on a month-end per share net asset value of $12.45. During the same period, the total investment return on the Fund's Common Stock was -5.44%, based on a change in per share net asset value from $14.16 to $12.45, and assuming reinvestment of $6.822 per share income dividends and $0.015 per share capital gains distributions.

For the six-month period ended July 31, 2000, the Fund's Auction
Market Preferred Stock had an average yield of 4.09% for Series A and 3.81% for Series B.


The Municipal Market Environment
During the six months ended July 31, 2000, US domestic economic growth remained robust. After growing at a 4.2% annual rate in 1999, US domestic economic growth expanded at a 4.8% rate during the first quarter of 2000 and at a 5.2% rate during the second quarter. However, despite these significant growth rates, few price measure indicators have shown any meaningful signs of future price pressures at the consumer level, despite the lowest unemployment rates since 1970. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price pressures can occur.

However, since then fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance - both current, and more importantly, expected future issuance - helped push bond yields lower into mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both these actions resulted in significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined more than 80 basis points (0.80%) to 5.67%. During the remainder of the period, US Treasury bond prices were volatile as strong economic reports and investors' concerns of additional moves by the Federal Reserve Board occasionally overshadowed the positive technical position of the long-term US Treasury bond market.

Recently, a number of economic indicators have begun to suggest that the actions taken by the Federal Reserve Board in 1999 and early 2000 have started to affect US economic growth. Both new home sales and consumer spending have slowed, suggesting that economic growth may subside into a 4% - 4.5% range by late 2000. In our opinion, this range of growth was targeted by the Federal Reserve Board as being sustainable, given current productivity measures, without endangering the present benign inflationary environment.

By June, investor focus returned to the dwindling supply of long-term US Treasury securities and bond prices generally rose for the remainder of the period. The decline in long-term US Treasury bond yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had as much to do with debt reduction and US Treasury buybacks as with investor expectations of slower economic growth. During the last six months, US Treasury bond yields have declined more than 70 basis points to end the period at 5.78%, their lowest monthly closing level since May 1999.

Tax-exempt bond yields also have declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Given the decline in available long-term US Treasury securities, some investors who need longer maturity investment vehicles have begun to consider long-term municipal bonds as potential substitutes. This has further strengthened the overall positive technical position of the tax-exempt market. During the last six months, long-term municipal revenue bond yields have declined nearly 50 basis points to 5.85%, their lowest level since late August 1999, as measured by the Bond Buyer Revenue Bond Index.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. During the last year, almost $200 billion in new long-term municipal securities was issued, a decline of almost 20% compared to the same period a year earlier. For the six months ended July 31, 2000, approximately $100 billion in new tax-exempt bonds was underwritten, a decline of 17% compared to the same period in 1999.

Although investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early bond redemptions during June and July, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those larger, more diverse mutual funds. Thus far this year, tax-exempt mutual funds have had net redemptions of more than $12 billion.

However, the rate at which these redemptions have been occurring has slowed in recent months. Recent US equity market volatility, especially in the NASDAQ, has reduced some investor interest in the stock market. This investor interest, especially earlier this year, had been siphoning away demand for municipal bonds by retail investors. Also, the demand from property and casualty companies is expected to increase in the coming months. These firms are becoming more profitable after experiencing losses in the past few years resulting from a series of weather-related natural disasters. Yet as positive as the tax-exempt bond market's technical environment has been for much of this year, investor response to the reduction in both current and future supply of US Treasury bonds has been overwhelmingly positive and municipal bond yields have underperformed their taxable counterparts.

Significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. Recent declines in US new home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.


Portfolio Matters
MuniHoldings Fund II, Inc. focuses on enhancing tax-exempt income, through the use of leverage, to its Common Stock shareholders. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) For the 12-month period ended July 31, 2000, we believe that the Fund's structure has been conducive to accomplishing this goal. The fixed-income marketplace was subject to above-average price volatility, resulting from continuously strong economic growth and uncertainty surrounding the magnitude of future monetary tightening by the Federal Reserve Board. The Fund's fully invested position subjected the portfolio's net asset valuation to the volatility that accompanies such a drastic rise and fall in interest rates, although the Fund generated a highly competitive yield.

In addition to the increase in volatility in the municipal marketplace, there was a widening of credit spreads in all fixed-income markets during the past year. This caused the Fund's lower investment-grade and below investment-grade issues to underperform the general market. Sectors coming under considerable pressure were healthcare, airlines and industrial development bonds. We swapped several of these issues for tax reasons, but believed these credits were providing incremental yield that could help the long-term performance of the Fund.

New purchases during the past few months were concentrated in the 15-year - 20-year maturity range, with premium coupons. The increase in interest rates and the flattening of the yield curve allowed us to invest in issues with less interest rate risk and a limited sacrifice in yield. However, most of the Fund's underperformance occurred before these purchases.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager


September 7, 2000



MuniHoldings Fund II, Inc., July 31, 2000

SCHEDULE OF INVESTMENTS                                                                              (in Thousands)
                  S&P       Moody's    Face
STATE            Ratings   Ratings    Amount  Issue                                                           Value
Alabama--4.7%                                 Jefferson County, Alabama, Sewer Revenue Bonds, Series D:
                   AAA     Aaa      $ 4,000     5.70% due 2/01/2018 (d)                                     $  4,040
                   AAA     Aaa        6,420     5.70% due 2/01/2020                                            6,459

Arizona--5.4%      B+      Ba3        2,500   Apache County, Arizona, IDA, PCR, Refunding (Tucson
                                              Electric Power Co. Project), Series B, 5.875% due 3/01/2033      2,222
                   BBB+    Baa1       2,170   Arizona Health Facilities Authority Revenue Bonds
                                              (Catholic Healthcare West), Series A, 6.625% due 7/01/2020       2,154
                   NR*     B1         2,800   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                              Bonds (America West Airlines Inc. Project), AMT, 6.30%
                                              due 4/01/2023                                                    2,503
                   B+      Ba3        4,000   Pima County, Arizona, IDA, Industrial Revenue Refunding
                                              Bonds (Tucson Electric Power Company Project), Series B,
                                              6% due 9/01/2029                                                 3,643
                   NR*     NR*        1,695   Show Low, Arizona, Improvement District No. 5, Special
                                              Assessment Bonds, 6.375% due 1/01/2015                           1,719

California--6.3%   BBB     NR*        1,000   Contra Costa County, California, Public Financing
                                              Authority, Tax Allocation Revenue Refunding Bonds
                                              (Pleasant Hill Bart Etc. Redevelopment), 5.25% due 8/01/2028       888
                   AA      Aa3        5,000   Sacramento County, California, Sanitation District,
                                              Financing Authority Revenue Refunding Bonds, Series A, 6%
                                              due 12/01/2019                                                   5,183
                   NR*     NR*        3,000   Santa Margarita, California, Water District, Special
                                              Tax Refunding Bonds (Community Facilities District Number 99),
                                              Series 1, 6.25% due 9/01/2029                                    2,976
                   AAA     Aaa        5,000   Tracy, California, Area Public Facilities Financing
                                              Agency, Special Tax Refunding Bonds (Community Facilities
                                              District Number 87-1), Series H, 5.875% due 10/01/2019 (b)       5,145

Connecticut--1.1%  AA      Aa2        2,470   Connecticut State, HFA, Revenue Bonds (Housing Mortgage
                                              Finance Program), Series C-1, 6% due 11/15/2028                  2,486

District of        AAA     Aaa        2,450   Metropolitan Washington D.C., Airports Authority,
Columbia--1.1%                                Virginia General Airport Revenue Bonds,
                                              AMT, Series A, 6.625% due 10/01/2019 (b)                         2,566

Florida--3.3%      AAA     Aaa        7,050   Florida State Department of Environmental Protection,
                                              Preservation Revenue Bonds, Series A, 5.75% due 7/01/2009 (d)    7,536

Georgia--3.8%      A1      VMIG1++    3,000   Bartow County, Georgia, Development Authority, PCR,
                                              Refunding (Georgia Power Company Plant-Bowen Project), VRDN,
                                              Second Series, 4.40% due 3/01/2025 (f)                           3,000
                                              Burke County, Georgia, Development Authority, PCR,
                                              Refunding (Georgia Power Company Plant-Vogtle
                                              Project), VRDN (f):
                   A1      VMIG1++    1,000     2nd Series, 4.35% due 4/01/2025                                1,000
                   A1      VMIG1++    4,500     3rd Series, 4.35% due 9/01/2025                                4,500

Illinois--1.0%     AAA     Aaa        2,500   Illinois Development Finance Authority, PCR,
                                              Refunding (Illinois Power Company Project),
                                              Series B, 5.40% due 3/01/2028 (b)                                2,366

Indiana--2.5%      NR*     NR*        3,500   Indiana Health Facilities Financing Authority Revenue
                                              Bonds (Community-Hartsfield Village Project), Series A,
                                              6.375% due 8/15/2027                                             3,047
                   NR*     NR*        2,595   Indiana State Educational Facilities Authority,
                                              Revenue Refunding Bonds (Saint Joseph's
                                              College Project), 7% due 10/01/2029                              2,627

Kentucky--0.5%     NR*     NR*        1,165   Kenton County, Kentucky, Airport Board, Special
                                              Facilities Revenue Bonds (Mesaba Aviation Inc. Project),
                                              AMT, Series A, 6.625% due 7/01/2019                              1,107

Maryland--4.1%     NR*     NR*        9,000   Maryland State Energy Financing Administration,
                                              Limited Obligation Revenue Bonds (Cogeneration-AES Warrior
                                              Run), AMT, 7.40% due 9/01/2019                                   9,142

Minnesota--4.0%    A1+     NR*          100   Beltrami County, Minnesota, Environmental Control
                                              Revenue Refunding Bonds (Northwood Panelboard Co. Project),
                                              VRDN, 4.25% due 12/01/2021 (f)                                     100
                                              Rockford, Minnesota, Independent School District
                                              Number 883, GO (c):
                   NR*     Aaa        2,870     5.60% due 2/01/2019                                            2,895
                   NR*     Aaa        2,390     5.60% due 2/01/2020                                            2,408
                   AAA     Aaa        3,525   Western Minnesota, Municipal Power Agency Revenue
                                              Refunding Bonds, Series A, 5.50% due 1/01/2011 (a)               3,626

Mississippi--2.8%                             Mississippi Business Finance Corporation, Mississippi,
                                              PCR, Refunding (System Energy Resources Inc. Project):
                   BBB-    Ba1        5,000     5.875% due 4/01/2022                                           4,438
                   BBB-    Ba1        2,050     5.90% due 5/01/2022                                            1,825

Missouri--1.2%     AAA     Aaa        2,705   Saint Joseph, Missouri, School District, GO
                                              (Missouri Direct Deposit Program), 5.75% due
                                              3/01/2016 (c)                                                    2,780

Nevada--4.2%       BBB     NR*        1,900   Clark County, Nevada, IDR, Refunding (Nevada Power
                                              Company Project), Series C, 5.50% due 10/01/2030                 1,585
                                              Henderson, Nevada, Health Care Facility Revenue Bonds
                                              (Catholic Healthcare West-Saint Rose Dominican Hospital):
                   BBB+    Baa1       5,000     5.375% due 7/01/2026                                           3,972
                   BBB+    Baa1       5,000     5.125% due 7/01/2028                                           3,785

New Hampshire--    BB-     NR*        1,250   New Hampshire Higher Educational and Health Facilities
0.4%                                          Authority, Revenue Refunding Bonds (Littleton Hospital
                                              Association), Series A, 6% due 5/01/2028                           984

New Jersey--1.0%   BBB-    NR*        2,630   New Jersey EDA, Revenue Bonds (First Mortgage-Fellowship
                                              Village Project), Series C, 5.50% due 1/01/2018                  2,162

New Mexico--1.6%   NR*     Baa3       4,000   Farmington, New Mexico, PCR, Refunding (Public Service
                                              Company-San Juan Project), Series A, 5.80% due 4/01/2022         3,558



Portfolio Abbreviations


To simplify the listings of MuniHoldings Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Agency
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
RITR   Residual Interest Trust Receipts
VRDN   Variable Rate Demand Notes




MuniHoldings Fund II, Inc., July 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                  (in Thousands)
                   S&P      Moody's    Face
STATE             Ratings  Ratings    Amount  Issue                                                           Value
New York--13.8%    A1+     VMIG1++  $   500   Long Island Power Authority, New York, Electric
                                              System Revenue Bonds, VRDN, Sub-Series 5,
                                              4.25% due 5/01/2033 (f)                                       $    500
                   AAA     Aaa        6,250   Long Island Power Authority, New York, Electric
                                              System Revenue Refunding Bonds, Series A, 5.50%
                                              due 12/01/2029 (b)                                               6,004
                   AAA     Aaa        2,000   Nassau County, New York, GO, General Improvement,
                                              Series Q, 5.20% due 8/01/2014 (d)                                1,969
                   NR*     Aaa        7,860   New York City, New York, City Municipal Water
                                              Finance Authority, Water and Sewer System
                                              Revenue Bonds, RITR, Series 11, 7.12% due 6/15/2026 (c)(e)       8,031
                   A1+     VMIG1++    5,200   New York City, New York, City Municipal Water
                                              Finance Authority, Water and Sewer System
                                              Revenue Refunding Bonds, VRDN, Series G, 4.25%
                                              due 6/15/2024 (f)                                                5,200
                   AAA     Aaa        3,500   New York State Dormitory Authority, Mental Health
                                              Services Facilities Improvement Revenue Bonds,
                                              Series B, 5.75% due 2/15/2020 (b)                                3,538
                   A       Baa1       5,450   New York State Urban Development Corporation,
                                              Revenue Refunding Bonds (State Facilities),
                                              5.75% due 4/01/2011                                              5,688

North              AAA     Aaa        3,000   Charlotte, North Carolina, Airport Revenue
Carolina--2.3%                                Bonds, AMT, Series B, 6% due 7/01/2016 (b)                       3,092
                   BBB     Baa3       2,000   North Carolina Eastern Municipal Power Agency,
                                              Power System Revenue Bonds, Series D, 6.75%
                                              due 1/01/2026                                                    2,043

Ohio--5.4%         NR*     Ba2        2,000   Cleveland, Ohio, Airport Special Revenue
                                              Refunding Bonds (Continental Airlines Inc.
                                              Project), AMT, 5.70% due 12/01/2019                              1,713
                   AAA     Aaa       10,000   Ohio State Air Quality Development Authority,
                                              Revenue Refunding Bonds (Dayton Power &
                                              Light Company), Series B, 6.40% due 8/15/2027 (b)               10,324

Pennsylvania       A1+     VMIG1++    1,800   Geisinger Authority, Pennsylvania, Health System
--5.2%                                        Revenue Refunding Bonds (Penn State-Geisinger Health),
                                              VRDN, Series B, 4.35% due 8/15/2028 (f)                          1,800
                   NR*     NR*        2,000   Lancaster County, Pennsylvania, Hospital Authority
                                              Revenue Bonds (Health Center-Saint Annes Home), 6.625%
                                              due 4/01/2028                                                    1,779
                   NR*     NR*        3,000   Montgomery County, Pennsylvania, IDA, Revenue
                                              Refunding Bonds (First Mortgage-Meadowood),
                                              Series A, 6.25% due 12/01/2017                                   2,650
                   NR*     NR*        2,500   Pennsylvania Economic Development Financing Authority,
                                              Exempt Facilities Revenue Bonds (National Gypsum Company),
                                              AMT, Series A, 6.25% due 11/01/2027                              2,267
                   AAA     Aaa        2,350   Philadelphia, Pennsylvania, Airport Revenue Refunding
                                              Bonds, AMT, 5.375% due 6/15/2015 (d)                             2,290
                   NR*     NR*        1,000   Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                              Commercial Development (Doubletree), Series A, 6.50%
                                              due 10/01/2027                                                     959

South              BBB     NR*        2,000   South Carolina Jobs, EDA, Economic Development
Carolina--0.9%                                Revenue Bonds (Westminster Presbyterian Center),
                                              7.75% due 11/15/2030                                             2,011

Tennessee--1.0%    NR*     NR*        2,200   Hardeman County, Tennessee, Correctional Facilities
                                              Corporation Revenue Bonds, Series B, 7.375% due 8/01/2017        2,206

Texas--9.7%                                   Harris County, Texas, Health Facilities Development
                                              Corporation, Hospital Revenue Refunding Bonds (Methodist
                                              Hospital), VRDN (f):
                   A1+     NR*        2,400     4.35% due 12/01/2025                                           2,400
                   A1+     NR*        6,100     4.35% due 12/01/2026                                           6,100
                   BBB-    Baa3       2,000   Lower Colorado River Authority, Texas, PCR
                                              (Samsung Austin Semiconductor), AMT, 6.95%
                                              due 4/01/2030                                                    2,011
                   AAA     Aaa       12,025   Texas State Turnpike Authority, Dallas North Thruway
                                              Revenue Bonds (President George Bush Turnpike),
                                              5.25% due 1/01/2023 (d)                                         11,373

Virginia--12.7%    NR*     NR*        2,500   Dulles Town Center, Virginia, Community Development
                                              Authority, Special Assessment Tax (Dulles Town Center
                                              Project), 6.25% due 3/01/2026                                    2,356
                   AAA     Aaa       10,000   Fairfax County, Virginia, EDA, Resource Recovery
                                              Revenue Refunding Bonds, AMT, Series A, 6.10%
                                              due 2/01/2011 (a)                                               10,865
                   NR*     NR*        2,500   Peninsula Ports Authority, Virginia, Revenue
                                              Refunding Bonds (Port Facility-Zeigler Coal),
                                              6.90% due 5/02/2022                                              1,375
                                              Pocahontas Parkway Association, Virginia,
                                              Toll Road Revenue Bonds:
                   NR*     Ba1        6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2030                  635
                   BBB-    Baa3      18,400     Senior-Series B, 7.35%** due 8/15/2030                         2,160
                   BBB-    Baa3      30,000     Senior-Series B, 5.95%** due 8/15/2033                         2,844
                                              Virginia State, HDA, Commonwealth Mortgage
                                              Revenue Bonds, AMT, Series A, Sub-Series A-2:
                   AA+     Aa1        2,430     5.65% due 7/01/2011                                            2,459
                   AA+     Aa1        2,615     5.70% due 7/01/2012                                            2,641
                   AA+     Aa1        3,200   Virginia State, HDA, Revenue Bonds, AMT, Series D,
                                              6% due 4/01/2024                                                 3,200

                   Total Investments (Cost--$231,072)--100.0%                                                224,910

                   Liabilities in Excess of Other Assets--0.0%                                                  (91)
                                                                                                            --------
                   Net Assets--100.0%                                                                       $224,819
                                                                                                            ========


(a)AMBAC Insured.
(b)MBIA Insured.
(c)FSA Insured.
(d)FGIC Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.



Quality Profile
(unaudited)

The quality ratings of securities in the Fund as of July 31, 2000 were as follows:

                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  43.3%
AA/Aa                                     7.1
A/A                                       2.5
BBB/Baa                                  15.8
BB/Ba                                     4.1
B/B                                       1.1
NR (Not Rated)                           15.2
Other++                                  10.9

++Temporary investments in short-term municipal securities.



MuniHoldings Fund II, Inc., July 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of July 31, 2000
Assets:             Investments, at value (identified cost--$231,071,871)                                   $224,909,566
                    Cash                                                                                          27,685
                    Interest receivable                                                                        3,413,545
                    Prepaid expenses                                                                               3,918
                                                                                                            ------------
                    Total assets                                                                             228,354,714
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  3,180,000
                      Dividends to shareholders                                                 180,973
                      Investment adviser                                                         97,771        3,458,744
                                                                                           ------------
                    Accrued expenses                                                                              77,435
                                                                                                            ------------
                    Total liabilities                                                                          3,536,179
                                                                                                            ------------

Net Assets:         Net assets                                                                              $224,818,535
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (3,480 shares of
                      AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 87,000,000
                      Common Stock, par value $.10 per share (11,073,334
                      shares issued and outstanding)                                       $  1,107,333
                    Paid-in capital in excess of par                                        163,858,315
                    Undistributed investment income--net                                        873,027
                    Accumulated realized capital losses on investments--net                (21,646,728)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                                 (211,107)
                    Unrealized depreciation on investments--net                             (6,162,305)
                                                                                           ------------
                    Total--Equivalent to $12.45 net asset value per share of
                    Common Stock (market price--$11.4375)                                                    137,818,535
                                                                                                            ------------
                    Total capital                                                                           $224,818,535
                                                                                                            ============

                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended July 31, 2000
Investment          Interest and amortization of premium and discount earned                                $ 13,843,961
Income:

Expenses:           Investment advisory fees                                               $  1,232,537
                    Commission fees                                                             228,102
                    Professional fees                                                            98,787
                    Accounting services                                                          76,011
                    Listing fees                                                                 58,269
                    Transfer agent fees                                                          40,360
                    Directors' fees and expenses                                                 21,379
                    Custodian fees                                                               17,362
                    Organization expenses                                                        13,579
                    Printing and shareholder reports                                             11,446
                    Pricing fees                                                                  6,963
                    Other                                                                        12,700
                                                                                           ------------
                    Total expenses                                                                             1,817,495
                                                                                                            ------------
                    Investment income--net                                                                    12,026,466
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                       (21,857,824)
Unrealized          Change in unrealized depreciation on investments--net                                      3,449,283
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                   $ (6,382,075)
                                                                                                            ============

                    See Notes to Financial Statements.



MuniHoldings Fund II, Inc., July 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Year Ended July 31,
                    Increase (Decrease) in Net Assets:                                          2000           1999
Operations:         Investment income--net                                                 $ 12,026,466     $ 12,254,471
                    Realized gain (loss) on investments--net                               (21,857,824)          778,981
                    Change in unrealized appreciation/depreciation
                    n investments--net                                                        3,449,283     (10,544,761)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                         (6,382,075)        2,488,691
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (9,098,172)      (9,214,198)
Shareholders:         Preferred Stock                                                       (3,235,443)      (2,777,110)
                    In excess of realized gain on investments--net:
                      Common Stock                                                            (163,066)               --
                      Preferred Stock                                                          (48,041)               --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                      (12,544,722)     (11,991,308)
                                                                                           ------------     ------------

Net Assets:         Total decreasein net assets                                            (18,926,797)      (9,502,617)
                    Beginning of year                                                       243,745,332      253,247,949
                                                                                           ------------     ------------
                    End of year*                                                           $224,818,535     $243,745,332
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $    873,027     $  1,180,176
                                                                                           ============     ============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived                              For the           For the Period
from information provided in the financial statements.                              Year Ended          Feb. 27, 1998++
                                                                                      July 31,              to July 31,
Increase (Decrease) in Net Asset Value:                                          2000           1999            1998
Per Share           Net asset value, beginning of period                     $      14.16   $      15.01    $      15.00
Operating                                                                    ------------   ------------    ------------
Performance:        Investment income--net                                           1.08           1.11             .47
                    Realized and unrealized gain (loss)
                    on investments--net                                            (1.67)          (.88)             .04
                                                                             ------------   ------------    ------------
                    Total from investment operations                                (.59)            .23             .51
                                                                             ------------   ------------    ------------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                                        (.82)          (.83)           (.29)
                      In excess of realized gain on investments--net                (.01)             --              --
                                                                             ------------   ------------    ------------
                    Total dividends and distributions to
                    Common Stock shareholders                                       (.83)          (.83)           (.29)
                                                                             ------------   ------------    ------------
                    Capital charge resulting from issuance of Common Stock             --             --           (.03)
                                                                             ------------   ------------    ------------
                    Effect of Preferred Stock activity:+++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                      (.29)          (.25)           (.10)
                        In excess of realized gain on investments--net             --++++             --              --
                    Capital charge resulting from issuance of Preferred Stock          --             --           (.08)
                                                                             ------------   ------------    ------------
                    Total effect of Preferred Stock activity                        (.29)          (.25)           (.18)
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $      12.45   $      14.16    $      15.01
                                                                             ============   ============    ============
                    Market price per share, end of period                    $    11.4375   $    12.9375    $      14.25
                                                                             ============   ============    ============

Total Investment    Based on market price per share                               (4.93%)        (3.79%)      (3.14%)+++
Return:**                                                                    ============   ============    ============
                    Based on net asset value per share                            (5.44%)         (.03%)        2.03%+++
                                                                             ============   ============    ============

Ratios Based on     Total expenses, net of reimbursement***                         1.32%          1.11%           .45%*
Average Net Assets                                                           ============   ============    ============
Of Common Stock:    Total expenses***                                               1.32%          1.14%          1.04%*
                                                                             ============   ============    ============
                    Total investment income--net***                                 8.71%          7.35%          7.66%*
                                                                             ============   ============    ============
                    Amount of dividends to Preferred Stock shareholders             2.34%          1.66%          1.69%*
                                                                             ============   ============    ============
                    Investment income--net, to Common Stock shareholders            6.36%          5.68%          5.96%*
                                                                             ============   ============    ============

Ratios Based        Total expenses, net of reimbursement                             .81%           .73%           .30%*
on Total                                                                     ============   ============    ============
Average Net         Total expenses                                                   .81%           .75%           .71%*
Assets:++++++***                                                             ============   ============    ============
                    Total investment income--net                                    5.34%          4.83%          5.21%*
                                                                             ============   ============    ============

Ratios Based on     Dividends to Preferred Stock shareholders                       3.72%          3.20%          3.60%*
Average Net Assets                                                           ============   ============    ============
Of Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                           $    137,819   $    156,745    $    166,248
                                                                             ============   ============    ============
                    Preferred Stock outstanding, end of period
                    (in thousands)                                           $     87,000   $     87,000    $     87,000
                                                                             ============   ============    ============
                    Portfolio turnover                                            129.35%         71.07%          64.62%
                                                                             ============   ============    ============

Leverage:           Asset coverage per $1,000                                $      2,584   $      2,802    $      2,911
                                                                             ============   ============    ============

Dividends           Series A--Investment income--net                         $        967   $        807    $        325
Per Share on                                                                 ============   ============    ============
Preferred Stock     Series B--Investment income--net                         $        893   $        789    $        340
Outstanding:                                                                 ============   ============    ============


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++Amount is less than $.01 per share.
++++++Includes Common and Preferred Stock average net assets.
+++Aggregate total investment return.
+++++The Fund's Preferred Stock was issued on March 19, 1998.


See Notes to Financial Statements.


MuniHoldings Fund II, Inc., July 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Organization expenses--In accordance with Statement of Position 98-5, unamortized organization expenses of $13,579 were expensed during the year ended July 31, 2000. This was considered to be a change in accounting principle and had no material impact on the operations of the Fund.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2000 were $274,121,409 and $288,612,163, respectively.

Net realized losses for the year ended July 31, 2000 and net unrealized losses as of July 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments          $  (21,857,824)  $ (6,162,305)
                               --------------   ------------
Total                          $  (21,857,824)  $ (6,162,305)
                               ==============   ============

As of July 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $6,162,305, of which $3,550,918 related to appreciated securities and $9,713,223 related to depreciated securities. The aggregate cost of investments at July 31, 2000 for Federal income tax purposes was $231,071,871.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended July 31, 2000 and July 31, 1999 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 2000 were as follows: Series A, 4.10% and Series B, 3.94%.

Shares issued and outstanding during the years ended July 31, 2000 and July 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended July 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $117,002 as commissions.


5. Capital Loss Carryforward:
At July 31, 2000, the Fund had a net capital loss carryforward of approximately $7,227,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On August 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.063210 per share, payable on August 30, 2000 to shareholders of record as of August 18, 2000.


MuniHoldings Fund II, Inc., July 31, 2000

<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings Fund II, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Fund II, Inc., including the schedule of investments, as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Fund II, Inc. at July 31, 2000 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.

MetroPark, New Jersey
August 28, 2000
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Fund II, Inc. during its taxable year ended July 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable per share distributions paid by the Fund during the year.

                                                   Payable      Long-Term
                                                    Date      Capital Gains*

Common Stock Shareholders                          12/30/99       $.014726

Preferred Stock Shareholders:      Series A        11/17/99       $  14.09
                                   Series B        11/22/99       $  13.52

*All of the distributions are subject to a maximum 20% tax rate.

Please retain this information for your records.


MANAGED DIVIDEND POLICY (unaudited)

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MUH